UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

Power & Digital Infrastructure Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40046	86-1243837
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 North Clark Street, Suite 2440

Chicago, IL 60654

(Address of principal executive offices, including zip code)

(312) 262-5642

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-fourth of one redeemable warrant	XPDIU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	XPDI	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XPDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on July 20, 2021, Power & Digital Infrastructure Acquisition Corp., a Delaware corporation (“XPDI” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (as amended to date, the “Agreement”), with XPDI Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of XPDI (“Merger Sub”), and Core Scientific Holding Co., a Delaware corporation (“Core Scientific”), pursuant to which, and subject to the terms and conditions set forth therein, XPDI will acquire Core Scientific through a series of transactions, including (x) the merger of Merger Sub with and into Core Scientific (the “First Merger”), with Core Scientific surviving the First Merger as a wholly owned subsidiary of XPDI, and (y) following the closing of the First Merger, the merger of Core Scientific with and into XPDI (the “Second Merger” and, together with the First Merger, the “merger”), with XPDI surviving the Second Merger (the “Business Combination”). On August 11, 2021, XPDI filed a registration statement on Form S-4 (No. 333-258720) in connection with the Business Combination (as subsequently amended, the “Proxy Statement”). The Proxy Statement was declared effective by the Securities and Exchange Commission (the “SEC”) on December 30, 2021, and XPDI commenced mailing the Proxy Statement on January 3, 2022.

XPDI received letters, dated September 1, 2021, September 10, 2021, October 25, 2021, January 3, 2022 and January 5, 2022, from purported stockholders of the Company claiming certain allegedly material omissions in the Proxy Statement in connection with the transactions contemplated by the Business Combination. While XPDI believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to resolve the purported stockholders’ disclosure claims so as to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, XPDI has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, XPDI specifically denies all allegations that any additional disclosure was or is required. XPDI believes the stockholders’ claims are without merit.

The Supplemental Disclosures contained herein will not affect the merger consideration to be paid to stockholders in connection with the Business Combination or the timing of XPDI’s special meeting of its stockholders, which is scheduled to be held virtually on January 19, 2022 at 9:00 AM Central Time. You may attend the meeting and vote your shares electronically during the meeting via live audio webcast by visiting https://www.cstproxy.com/xpdispac/2022.

The board of directors of XPDI continues to recommend that you vote “FOR” the proposals being considered at the special meeting.

Supplemental Disclosures to Proxy Statement

The following information should be read in conjunction with the Proxy Statement. All page references in the information below are to pages in the Proxy Statement, and capitalized terms used in this Current Report on Form 8-K shall have the meanings set forth in the Proxy Statement, unless otherwise defined herein. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

The following disclosure is added as the third sentence to the seventh full paragraph on page 219:

Additionally, given the expected pro forma ownership of XPDI’s stockholders and the Sponsor, the draft term sheet contemplated that Core Scientific would determine whether any members of the XPDI board of directors or XPDI officers would be involved in New Core following the closing.

The following disclosure is added to the end of the fourth paragraph on page 221:

The Placement Agents did not earn any fees in connection with the PIPE offering; however, Barclays Capital Inc. will be entitled to approximately $7.2 million deferred underwriting compensation in connection with its service as a joint book-running manager for XPDI’s initial public offering. XPDI expects to pay XMS Capital a reasonable and customary fee for advisory services rendered in connection with XPDI’s evaluation of the proposed merger with Core Scientific. These fees will be paid at the closing of the Business Combination. Other than as disclosed in this proxy statement/prospectus, none of the Placement Agents or XMS Capital have performed prior services for parties to the merger agreement.

The following disclosure is added to the end of the first full paragraph on page 224:

In the context of negotiating the merger agreement, the parties agreed that Core Scientific would retain the right to appoint the members of the board of directors and the officers of New Core. None of the members of the XPDI board of directors or XPDI officers will serve as directors or officers of New Core, and will not otherwise be employees of New Core, upon the completion of the merger.

The fifth sentence in the first full paragraph on page 232 is revised as follows:

In determining whether the enterprise value described above represents the fair market value of Core Scientific, XPDI’s board of directors considered all of the factors described in this section and the section of this proxy statement/prospectus entitled “The XPDI Board of Directors’ Reasons for the Approval of the Merger,” the financial attributes of the combined business, including the expected growth of the business, conditions in the market, including the price of bitcoin, the positioning of the company in the market following the merger and the relative value of the company versus its comparables in the public equity market and qualitative judgments.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements are inherently subject to risks, uncertainties and assumptions. Such forward-looking statements include, but are not limited to, statements regarding possible or assumed future actions, business strategies, events or results of operations, including the definitive documentation to be entered into between XPDI and Core Scientific; projections, estimates and forecasts of revenue and other financial and performance metrics; projections of market opportunity and expectations; the estimated implied enterprise value of the combined company following the proposed merger between XPDI and Core Scientific (the “Transaction”); the combined company’s ability to scale and grow its business and source clean and renewable energy; the advantages and expected growth of the combined company; the combined company’s ability to source and retain talent; the cash position of the combined company following closing of the Transaction; XPDI’s and Core Scientific’s ability to consummate the Transaction; expectations related to the terms, timing and benefits of the Transaction; risks related to the novel coronavirus (“COVID-19”) pandemic or the emergence of variant strains of COVID-19; the maintenance of key strategic relationships with partners and distributors; and changes in laws and regulations, including tax laws and laws relating to protection of the environment. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of XPDI’s and Core Scientific’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of XPDI and Core Scientific. These forward-looking statements are subject to a number of risks and uncertainties, including the ability of XPDI and Core Scientific to successfully or timely consummate the proposed Transaction, including the risk that necessary regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction or approval of the stockholders of XPDI; failure to realize the anticipated benefits of the proposed Transaction; the combined company’s ability to execute on its business model, potential business expansion opportunities and growth strategies, retain and expand customers’ use of its services and attract new customers and source and maintain talent; risks relating to the combined company’s sources of cash and cash resources; risks relating to the blockchain and frontier technology infrastructure sectors, including the unregulated nature of the digital asset space and potential future regulations, volatility of the price of digital assets, changes in the award structure for solving digital assets and limited availability of electric power resources; risks relating to Core Scientific’s and the combined company’s vulnerability to security breaches; risks relating to the uncertainty of the projected financial information with respect to the combined company; the combined company’s ability to manage future growth; the effects of competition on the combined company’s future business; the amount of redemption requests made by XPDI’s public stockholders; the ability of XPDI or the combined company to issue equity or equity-linked securities in connection with the proposed Transaction or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the impact of the COVID-19 pandemic on Core Scientific’s or the combined company’s business and the global economy; those factors included under the heading “Risk Factors” in the registration statement on Form S-4 filed by XPDI with the SEC, those factors discussed in XPDI’s final prospectus related to its initial public offering dated February 9, 2021 under the heading “Risk Factors,” and those factors included in XPDI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 under the heading “Risk Factors” filed with the SEC on November 15, 2021 and other documents of XPDI filed, or to be filed, with the SEC. If any of these risks materialize or XPDI’s or Core Scientific’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither XPDI nor Core Scientific presently know or that XPDI and Core Scientific currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XPDI’s and Core Scientific’s expectations, plans or forecasts of future events and views as of the date of this communication. XPDI and Core Scientific anticipate that subsequent events and developments will cause XPDI’s and Core Scientific’s assessments to change. However, while XPDI and Core Scientific may elect to update these forward-looking statements at some point in the future, XPDI and Core Scientific specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing XPDI’s and Core Scientific’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information

The proposed Transaction will be submitted to stockholders of XPDI for their approval. XPDI has filed a definitive proxy statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the Special Meeting of XPDI’s stockholders (the “Definitive Proxy Statement”). Investors and security holders may obtain a copy of the Definitive Proxy Statement, any amendments or supplements to the Definitive Proxy Statement and other documents filed by XPDI with the SEC, without charge, from the SEC’s website at www.sec.gov or by directing a request to: Power & Digital Infrastructure Acquisition Corp., 321 North Clark Street, Suite 2440, Chicago, IL 60654.

Participants in the Solicitation

XPDI, Core Scientific and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from XPDI’s stockholders in connection with the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of XPDI’s and Core Scientific’s directors and officers in the Definitive Proxy Statement. To the extent holdings of XPDI’s securities by such directors or officers have changed since the amounts printed in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials to be filed with the SEC in connection with the Special Meeting of XPDI’s stockholders.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or a solicitation of an offer to buy any securities of XPDI or Core Scientific, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2022

POWER & DIGITAL INFRASTRUCTURE ACQUISITION CORP.

By:	/s/ Patrick C. Eilers
Name:	Patrick C. Eilers
Title:	Chief Executive Officer